UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2026 annual meeting of stockholders (the "Annual Meeting") of Illumina, Inc. (the "Company") was held on May 21, 2026, at which the Company's stockholders voted upon the following proposals:
1.The election of each of the following nominees to the Board of Directors to hold office for one year until the annual meeting of stockholders in the year 2027: Caroline Dorsa, Scott Gottlieb, David King, Keith Meister, Anna Richo, Philip Schiller, Susan Siegel, Jacob Thaysen and Scott Ullem. Each of the nominees has been elected to the Board of Directors.
2.The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2027. This proposal was approved.
3.On an advisory basis, approval of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting. This proposal was approved.

On May 22, 2026, the Inspector of Election certified the final voting results of the Annual Meeting. Set forth in the tables below are the final results as provided by the Inspector of Election.

Each stockholder of record is entitled to one vote per share of common stock. On March 26, 2026, the record date (the “Record Date”) for the Annual Meeting, there were 151,906,915 votes underlying the issued and outstanding shares of common stock. Present at the Annual Meeting in person or by proxy were holders of shares of common stock representing an aggregate of 141,044,031 votes, or 92.85% of the voting power underlying the issued and outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.
Proposal 1 Votes regarding the election of nine director nominees were:

	For	Against	Abstain	Broker Non-Votes
Caroline Dorsa	129,020,055	1,381,556	213,874	10,428,546
Scott Gottlieb	126,295,735	4,211,159	108,591	10,428,546
David King	130,096,979	406,635	111,871	10,428,546
Keith Meister	127,260,988	3,131,490	223,007	10,428,546
Anna Richo	122,087,025	8,419,738	108,722	10,428,546
Philip Schiller	127,849,385	2,655,930	110,170	10,428,546
Susan Siegel	127,743,940	2,653,560	217,985	10,428,546
Jacob Thaysen	129,638,977	766,261	210,247	10,428,546
Scott Ullem	129,428,256	906,945	280,284	10,428,546
Proposal 2 Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2027, were:

For	Against	Abstain	Broker Non-Votes
133,174,094	7,762,010	107,927	—
Proposal 3 Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
121,746,792	8,464,596	404,097	10,428,546

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	May 26, 2026	By:	/s/ SCOTT DAVIES
		Name:	Scott Davies
		Title:	Chief Legal Officer and Secretary

Exhibit Index

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)